SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2005

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-25032                25-1724540
 ----------------------------       ------------         -------------------
 (State or other jurisdiction       (Commission             (IRS Employer
  of incorporation)                 File Number)          Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania 15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

          On July 20, 2005, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the second quarter ended June 30, 2005. A copy of the press release is attached hereto.

          The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By: /s/ Richard M. Ubinger
                                       ---------------------------------------
                                       Vice President of Finance,
                                       Chief Financial Officer and Treasurer

Dated:  July 20, 2005

                                [GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                CONTACTS: Richard M. Ubinger
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer
                                          (412) 257-7606
FOR IMMEDIATE RELEASE
---------------------
                                          Comm-Partners LLC
                                          June Filingeri
                                          (203) 972-0186


             UNIVERSAL STAINLESS REPORTS STRONG 2005 SECOND QUARTER
                                    RESULTS
      - Quarterly earnings per share reach $0.50 on sales of $42 million -


     BRIDGEVILLE, PA, July 20, 2005 -- Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) reported today that sales for the second quarter of 2005 rose 44% to $41.9 million compared with the same period of 2004. Second quarter 2005 net income more than doubled to $3.3 million, or $0.50 per diluted share, versus $1.6 million, or $0.25 per diluted share, in the year-ago period.

     The Company's second quarter 2005 sales were in line with its forecasted range of $40 to $45 million and diluted EPS exceeded the projected range of $0.40 to $0.45.

     President and CEO Mac McAninch commented: "Our second quarter results demonstrate the benefit of improved pricing and a favorable product mix due to very strong demand in our aerospace, power generation and petrochemical markets. In fact, sales to all end markets and customer categories increased substantially over the 2004 second quarter. Capacity limitations on remelted products prevented us from achieving even higher levels of sales. The scheduled addition of a sixth vacuum arc remelt furnace later this year should enable us to respond to the increased requirements of the aerospace and power generation markets."

     Mr. McAninch continued: "In contrast to the strength in our main markets, the automotive market has weakened. While not a niche market that we focus on, it reduced demand for our tool steel in the second quarter compared to the first quarter of this year. However, heavy truck and industrial equipment production remains high and our tool steel backlog is at more normal levels."

USAP REPORTS STRONG SECOND QUARTER                                   - Page 2 -

     Mr. McAninch added: "We are very pleased with the improvement in the operating margin at both our Universal Stainless and Dunkirk segments, which led to an overall company operating margin of 13% in the second quarter. We are continuing to realize the payback from our 2004 capital investments, on-going process improvement efforts and cost recovery pricing initiatives."

     Mr. McAninch concluded: "We are entering the second half of 2005 with a high level of confidence based on the outlook for our niche markets, and on the size and quality of our backlog that extends into 2007. We remain committed to reinvest in our company to meet the needs of our customers and realize further value for our shareholders."

Segment Review
--------------

     In the second quarter of 2005, the Universal Stainless & Alloy Products segment had sales of $37.2 million and operating income of $3.6 million, yielding an operating margin of 10%, a level not achieved since the first quarter of 2002. In the second quarter of 2004, sales were $25.5 million and operating income was $1.9 million, or 7% of sales. In the first quarter of 2005, sales were $38.4 million and operating income was $2.7 million, including a write-off of $342,000 of fixed assets in Bridgeville. This resulted in an operating margin of 7%.

     The 46% increase in sales compared with the 2004 second quarter reflected substantial growth in sales to all customer categories. Second quarter 2005 sales were slightly lower than the prior quarter, reflecting the lower shipments of tool steel products to service centers, partially offset by increased bar shipments to them. The increase in operating income compared to both prior periods reflects stronger pricing and product mix.

     The Dunkirk Specialty Steel segment reported sales of $12.4 million and operating income of $1.8 million, resulting in a record operating margin of 15%. These results compare with sales of $8.0 million and operating income of $651,000, or 8% of sales, in the second quarter of 2004. In the first quarter of 2005, sales were $13.7 million and operating income was $1.9 million, or 14% of sales, and included a $184,000 asset write-off.

     Dunkirk's sales increased 54% over the 2004 second quarter due to substantial growth in shipments to all customer categories. Operating income increased 182% over the second quarter of 2004 on improvements in pricing, efficiency from higher volume and product mix. Dunkirk's sales were 9% lower than the 2005 first quarter mainly because of management's decision to allocate shipments of remelted feedstock from Bridgeville. Operating income was 2% lower than the prior quarter of 2005 due to the lower volume.

USAP REPORTS STRONG SECOND QUARTER                                   - Page 3 -

Business Outlook
----------------

The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

     The Company estimates that third quarter 2005 sales will range from $40 to $45 million and that diluted EPS will range from $0.45 to $0.50. This compares with sales of $33.3 million and diluted EPS of $0.43 in the third quarter of 2004.

     The following factors were considered in developing these estimates:

o The Company's total backlog at June 30, 2005 approximated $105 million compared to $88 million at March 31, 2005, reflecting strong aerospace, power generation and petrochemical markets. The Company noted that a portion of the backlog is for shipments scheduled in 2006 and 2007, as customers take into account future needs and current remelt capacity constraints industry-wide.

o    Tool steel sales are expected to remain at 2005 second  quarter  levels for
     the  balance  of  the  year  as  continued   strength  in  the   industrial
     manufacturing sector is offset by lower automotive requirements.

o Sales from the Dunkirk Specialty Steel segment are expected to approximate $13 million.

Webcast
-------

     A simultaneous Webcast of the Company's conference call discussing the second quarter of 2005 and the third quarter outlook, scheduled at 10:00 a.m. (Eastern) today, will be available on the Company's website at www.univstainless.com, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 12:00 noon (Eastern) today and continuing through July 27th. It can be accessed by dialing 706-645-9291, passcode 7308195. This is a toll call.

About Universal Stainless & Alloy Products, Inc.
------------------------------------------------

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

USAP REPORTS STRONG SECOND QUARTER                                   - Page 4 -

Forward-Looking Information Safe Harbor
---------------------------------------

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -


                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                              FINANCIAL HIGHLIGHTS
              (Dollars in thousands, except per share information)
                                   (Unaudited)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                       For the Quarter Ended     For the Six-Months Ended
                                              June 30,                   June 30,
                                         2005         2004           2005         2004
                                         ----         ----           ----         ----

Net Sales
---------
Stainless steel                       $ 34,205      $ 22,889       $ 67,824     $ 39,057
Tool steel                               4,359         3,742         10,376        6,908
High-strength low alloy steel            1,642         1,064          2,764        1,925
High-temperature alloy steel               711           613          1,736        1,322
Conversion services                        850           596          1,964          928
Other                                       96           122            218          193
                                      --------      --------       --------     --------
Total net sales                         41,863        29,026         84,882       50,333
Cost of products sold                   34,197        24,531         70,607       43,875
Selling and administrative expenses      2,385         1,947          4,292        3,475
                                      --------      --------       --------     --------
Operating income                         5,281         2,548          9,983        2,983
Interest expense                          (200)         (106)          (372)        (194)
Other income                                 3             3             63           11
                                      --------      --------       --------     --------
Income before taxes                      5,084         2,445          9,674        2,800
Income tax provision                     1,831           879          3,483        1,007
                                      --------      --------       --------     --------
Net income                            $  3,253      $  1,566       $  6,191     $  1,793
                                      ========      ========       ========     ========

Earnings per share - Basic            $   0.51      $   0.25       $   0.97     $   0.28
                                      ========      ========       ========     ========
Earnings per share - Diluted          $   0.50      $   0.25       $   0.96     $   0.28
                                      ========      ========       ========     ========

Weighted average shares of
Common Stock outstanding
    Basic                            6,363,831     6,299,579      6,357,189    6,297,816
    Diluted                          6,451,326     6,355,148      6,459,901    6,345,591
-----------------------------------------------------------------------------------------

                           MARKET SEGMENT INFORMATION
                                       For the Quarter Ended     For the Six-Months Ended
                                              June 30,                    June 30,
                                        2005           2004          2005         2004
                                        ----           ----          ----         ----
Net Sales
---------
Service centers                       $ 17,050      $ 12,267       $ 35,357     $ 22,173
Rerollers                               11,250         8,187         23,278       12,257
Forgers                                  7,907         5,133         14,170        8,949
Original equipment manufacturers         2,597         1,904          4,921        3,838
Wire redrawers                           2,113           843          4,985        2,039
Conversion services                        851           596          1,965          928
Other                                       95            96            206          149
                                      --------      --------       --------     --------
Total net sales                       $ 41,863     $  29,026       $ 84,882     $ 50,333
                                      ========     =========       ========     ========
Tons shipped                            13,383        12,131         28,613       21,197
                                      ========     =========       ========     ========


                            BUSINESS SEGMENT RESULTS

Universal Stainless & Alloy Products Segment

                                       For the Quarter Ended      For the Six-Months Ended
                                              June 30,                    June 30,
                                         2005          2004           2005         2004
                                         ----          ----           ----         ----
Net Sales
---------
Stainless steel                       $  23,536     $  16,376      $  45,313    $  27,096
Tool steel                                4,247         3,667         10,154        6,747
High-strength low alloy steel               920           399          1,313          812
High-temperature alloy steel                703           526          1,728        1,075
Conversion services                         705           475          1,656          724
Other                                        43           106            160          152
                                      ---------     ---------      ---------    ---------
                                         30,154        21,549         60,324       36,606
Intersegment                              7,003         3,933         15,258        7,721
                                      ---------     ---------      ---------    ---------
Total net sales                          37,157        25,482         75,582       44,327
Material cost of sales                   18,454        11,322         38,280       18,924
Operation cost of sales                  13,304        10,932         28,083       20,743
Selling and administrative expenses       1,755         1,331          2,896        2,362
                                      ---------     ---------      ---------    ---------
Operating income                      $   3,644     $   1,897      $   6,323    $   2,298
                                      =========     =========      =========    =========


Dunkirk Specialty Steel Segment

                                      For the Quarter Ended       For the Six-Months Ended
                                             June 30,                     June 30,
                                         2005          2004           2005         2004
                                         ----          ----           ----         ----
Net Sales
---------
Stainless steel                       $  10,669     $  6,513       $  22,511    $  11,961
Tool steel                                  112           75             222          161
High-strength low alloy steel               722          665           1,451        1,113
High-temperature alloy steel                  8           87               8          247
Conversion services                         145          121             308          204
Other                                        53           16              58           41
                                      ---------     --------       ---------    ---------
                                         11,709        7,477          24,558       13,727
Intersegment                                663          558           1,481        1,053
                                      ---------     --------       ---------    ---------
Total net sales                          12,372        8,035          26,039       14,780
Material cost of sales                    6,442        3,902          13,556        7,379
Operation cost of sales                   3,465        2,866           7,389        5,603
Selling and administrative expenses         630          616           1,396        1,113
                                      ---------     --------       ---------    ---------
Operating income                      $   1,835     $    651       $   3,698    $     685
                                      =========     ========       =========    =========



                           CONSOLIDATED BALANCE SHEET

                                                    June 30,      December 31,
                                                      2005            2004
                                                      ----            ----
Assets
------
Cash                                               $   1,158       $     241
Accounts receivable, net                              27,669          24,562
Inventory                                             48,273          38,318
Other current assets                                   2,589           3,418
                                                   ---------       ---------
Total current assets                                  79,689          66,539
Property, plant & equipment, net                      41,786          40,716
Other assets                                             568             585
                                                   ---------       ---------
Total assets                                       $ 122,043       $ 107,840
                                                   =========       =========

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable                                   $  16,397       $  11,666
Bank overdrafts                                          452           2,638
Accrued employment costs                               2,875           1,830
Current portion of long-term debt                      1,053           2,044
Other current liabilities                                923             442
                                                   ---------       ---------
Total current liabilities                             21,700          18,620
Bank revolver                                          4,578           8,635
Long-term debt                                        11,978           3,555
Deferred taxes                                        10,232          10,093
                                                   ---------       ---------
Total liabilities                                     48,488          40,903
Stockholders' equity                                  73,555          66,937
                                                   ---------       ---------
Total liabilities and stockholders' equity         $ 122,043       $ 107,840
                                                   =========       =========



                    CONSOLIDATED STATEMENT OF CASH FLOW DATA
                        For the Six-Months Ended June 30,

                                                       2005           2004
                                                       ----           ----
Cash flows from operating activities:
  Net income                                       $   6,191       $  1,793
  Adjustments to reconcile to net cash
    provided by operating activities:
      Depreciation and amortization                    1,532          1,571
      Deferred taxes                                     412             84
      Tax benefit from exercise of stock options         115              3
  Changes in assets and liabilities:
      Accounts receivable, net                        (3,107)        (6,858)
      Inventory                                       (9,955)        (8,297)
      Trade accounts payable                           4,731          4,147
      Accrued employment costs                         1,045            907
      Other, net                                       1,383          1,720
                                                   ---------       --------
Cash flow from (due to) operating activities           2,347         (4,930)
                                                   ---------       --------
Cash flow from investing activities:
  Capital expenditures                                (2,931)        (1,195)
                                                   ---------       --------
Cash flow due to investing activities                 (2,931)        (1,195)
                                                   ---------       --------
Cash flows from financing activities:
  Net borrowings under revolving line of credit       (4,057)         3,167
  Proceeds from long-term debt                         8,050              -
  Repayments of long-term debt                           (61)          (983)
  Net change in bank overdrafts                       (2,186)          (508)
  Proceeds from issuance of common stock                 312             83
                                                   ---------       --------
Cash flow from financing activities                    1,501          1,759
                                                   ---------       --------
     Net cash flow                                 $     917       $ (4,366)
                                                   =========       ========

